

FriendFinder Networks[SM]

Introduction to FFN

June 2011

Safe Harbor

Certain statements made in this presentation regarding FriendFinder Networks Inc. and any other statements regarding FriendFinder Networks Inc.'s future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," "estimates" and similar expressions) should also be considered forward-looking statements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements. FriendFinder Networks Inc. assumes no obligation to update the forward-looking statements in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Investing in the common stock of FriendFinder Networks Inc. involves a substantial risk. Please read the "Risk Factors" section of the prospectus.

The statements, information and estimates contained herein are based on information that the FriendFinder Networks Inc. believes to be reliable as of today's date, but it cannot be represented that such statements, information or estimates are complete or accurate.

No representation or warranty, either express or implied, is being made by FriendFinder Networks Inc. or any person acting on its behalf as to the accuracy or completeness of the information which is furnished to you in connection with FriendFinder Networks Inc.'s presentation, whether orally or in writing, and no liability to FriendFinder Networks Inc. or its affiliates shall result from the use of the information or any inaccuracies or errors therein or omissions therefrom; and nothing related to FriendFinder Networks Inc.'s presentation may be relied upon as a promise or representation, whether as to the past or the future.

Key Company Highlights

We are a leading internet-based social networking and technology company operating several of the most heavily visited websites in the world

Unique Platform

Large and Diverse User Base Attractive to New and Existing Users
- Over 445 million registrants and over 298 million members since inception
- Monthly growth of more than 3.9 million new members

Worldwide Brand Recognition
- Over 196 million unique visitors in December 2010
- Websites in 12 languages and over 200 countries

Paid Subscriber-Based Social Networking Model
- Approximately 1 million paying subscribers per month

Material Barriers to Entry

Large and Difficult to Replicate Affiliate Network
- Network of over 250,000 affiliates
- Maintain over 38,000 private label websites
- 2010 affiliate and advertising spend exceeded $103 million
  - Affiliate commission spend of $71.2 million
  - Advertising & marketing spend of $32.3 million

Proprietary and Scalable Technology Platform and Business Model
- Launch new websites / features at low incremental cost
- 12 years of development
- Operates on more than 2,000 devices

Substantial Growth Opportunity

Convert Users to Subscribers
- Continue real-time evaluation and feature enhancement to increase conversion rates

Continue to Launch New Websites / Products
- Strong success with several recent launches, including social / mobile gaming and 3-D products

Monetize International Markets
- 73.5% of members are non-U.S. but contribute ~50% of revenue

Pursue Targeted Acquisitions
- Significant opportunity to "roll-up" targets
- Meaningful synergies due to scalable infrastructure

Grow Advertising Revenue
- Roll-out advertising platform to improve monetization of select general audience sites

Management Team

Marc H. Bell
Chief Executive Officer



- Over 20 years of investment and operational experience
- Marc Bell Capital Partners – Managing Director, '03-present
- Globix Corp – Chairman of the Board, '90-'03, & CEO, '90-'01
- EDGAR Online – Board of Directors, '98-'00
- Armour Residential REIT (NYSE: ARR) – Board of Directors, '09-present
- B.S. degree from Babson College and an M.S. degree from New York University
- Member of New York University and New York University School of Medicine Board of Trustees

Daniel C. Staton
Chairman of the Board



- Over 30 years of investment and operational experience
- Staton Capital – Managing Director, '03-present
- The Walnut Group, a private investment firm with over 20 private equity & venture capital investments – President, '97-'07
- Duke Realty Corp (NYSE: DRE) – COO, '93-'97
- Public Storage (NYSE: PSA) – Board of Directors, '99-present
- Armour Residential REIT (NYSE: ARR) – Chairman of the Board, '09-present
- B.S. degree from Ohio University and a B.S. degree from California Coast University

Ezra Shashoua
Chief Financial Officer



- Joined FriendFinder in '08
- Previously worked as:
  - Cruzan International, a Florida-based spirits company (NASDAQ: RUM) - Executive VP and CFO, '03-'07
  - NationsRent, a publicly-held equipment rental company (NYSE: NRI) – Executive VP, '01-'03
  - 7-Eleven Inc (NYSE: SEI) – CFO, '82-'00
- B.A. degree from Northwestern University and a J.D. degree from Illinois Institute of Technology-Chicago Kent College of Law

Anthony Previte
Chief Operating Officer



- Joined FriendFinder in '08
- Starsmith LLC, a financial business consulting and outsourcing services company – Managing Member, '03-'08
- Globix Corp – Chief Technology Officer and Chief Operating Officer, '98-'03

David Gellen
Sr. VP/General Counsel



- Joined FriendFinder in '11
- Shareholder, Greenberg Traurig, P.A., '07-'11
- Pace Americas Inc., a subsidiary of a publicly-held (London Stock Exchange) technology developer of digital technology products for the global pay TV market – VP and General Counsel, '01-'07
- Kutak Rock LLP – Partner in Atlanta office
- B.A. degree, with high honors, from the University of Florida and J.D. degree from Temple University James E. Beasley School of Law

FriendFinder Networks

FriendFinder Networks℠

Company Overview

Technology Platforms

Over the past 12 years we have developed a robust, highly scalable technology platform to support both our core business and additional opportunities

Revenue Producing Platforms

Allows us to add users and create new sites with very low incremental cost

Social Networking + Live Interactive Video + Premium Content

Service Platforms

Allows us to optimize advertising / affiliate costs, track user data and dynamically support operations

Marketing and Affiliates + Billing + Analytics

FriendFinder at a Glance

We provide online social networking, interactive video services and premium content, as well as engage in entertainment activities consisting of publishing, broadcasting and licensing

FriendFinder Networks

2010 Net Revenue[1]: $346.0mm
2010 Adjusted EBITDA[1,2]: $105.4mm

Internet Business

93% 2010 Revenue: $321.6mm[3]

70% Social networking websites
- Cornerstone of our business model
- Both adult and general audience websites
- Subscription based business model with approximately 1mm paying subscribers

22% Live interactive video websites
- Websites where users pay per minute to contact models, visually see them and communicate via instant messaging
- Approximately 1.6mm purchased minutes per month

>1% Premium content websites
- Websites which offer professionally-generated content
- More than 15,000 hours of professional video, over 800 full-length films
- Penthouse.com, HotBox.com and Danni.com

Various, Inc. acquired in December 2007

Entertainment Business

7% 2010 Revenue: $24.4mm

3% Magazine publishing
- Several regular periodicals, including our flagship publication, Penthouse magazine, which plays a key role in driving the continued popularity and recognition of the Penthouse brand

3% Broadcasting
- Professionally generated original adult video and pictorial content in standard-definition and high-definition formats
- The content can be marketed through a wide range of broadcasting distribution channels including cable, satellite, etc.

<1% Licensing
- Licensing the Penthouse name, logos, trademarks and artwork for the manufacture, sale and distribution of consumer products, international magazines, and gentlemen's clubs

Notes:
1. Year ended December 31, 2010.
2. Adjusted EBITDA is equal to operating income plus depreciation, amortization, impairment and debt related expenses included in G&A.
3. Advertising revenue in the year ended December 31, 2010 accounted for less than 0.5% of total revenue.

Marketing: Affiliate program

We believe our affiliate network is one of the largest in the world and is a substantial competitive advantage

Over 250,000 affiliates participating [1]

- We derive approximately 45% of our revenue from our affiliate program [1]
- Our affiliates derive revenue based on: (i) a percentage of revenue generated and collected, or (ii) signup of a registrant, member or subscriber

Over 38,000 private label websites

- We maintain private label websites that provide a seamless turnkey solution on all of our technology platforms
- We preserve the look, feel, and brand awareness of our affiliates while generating revenue for us

Difficult to replicate

- Barrier to entry for potential competitors
- Affiliates are drawn to our program because of the size of our online communities and our business model which results in attractive compensation for affiliates
- Affiliate and marketing spend of over $103mm in 2010

Affiliates drive traffic to our websites


FriendFinder Networks
Websites

Affiliates are provided with bi-monthly payments, daily updated statistics and technical support

Notes:

1. For the year ended December 31, 2010.

FriendFinder Networks

Social Networking: Websites

Since our inception, over 445 million registrants have registered on our websites

Website[1]	Registrants since inception[2]
AdultFriendFinder.com	223,841,919
Amigos.com SM	53,441,861
AsiaFriendFinder.com	44,578,026
FriendFinder.com	16,943,386
ALT.com®	15,313,082
GET IT ON SM	11,547,167
OUTPERSONALS.com	7,614,319
gradFinder	3,448,476
IndianFriendFinder.com SM	3,147,442
BigChurch.com SM	2,440,245
SeniorFriendFinder.com SM	2,283,198

Website[1]	Registrants since inception[2]
FrenchFriendFinder.com SM	2,000,401
FilipinoFriendFinder.com SM	1,980,696
GermanFriendFinder.com	1,458,489
FastCupid	1,267,947
BONDAGE®	1,246,649
GayFriendFinder.com SM	1,165,758
ItalianFriendFinder.com SM	1,134,947
KoreanFriendFinder.com SM	1,031,095
millionairemate.com SM	872,132
JewishFriendFinder.com	620,897
Slim.com	145,686

Notes:

1. Represents social networking sites (aggregating sister sites) with over 100k registrants.
2. As of December 31, 2010.

General audience websites

FriendFinder Networks

FriendFinder Revenue Breakdown

Despite accounting for only 26.5% of registrants, the US contributes over half of our total revenue, providing significant opportunity for revenue expansion in foreign markets

Revenue by Country[1]



29.9%
51.0%
4.9%
14.2%
United States
EU
Canada
Rest of World

Note:
1. Based on the year ended December 31, 2010.

EU Breakdown	
United Kingdom	8.0%
Germany	5.5%
France	4.9%
Italy	2.6%
Spain	2.4%
Netherlands	1.9%
Sweden	1.1%
Belgium	0.9%
Austria	0.8%
Other EU	1.9%
Total	**29.9%**

Rest of World Breakdown	
Australia	4.1%
Switzerland	1.4%
Norway	1.2%
Brazil	1.2%
Mexico	0.9%
India	0.7%
Japan	0.5%
Other	4.3%
Total	**14.2%**

Social Networking Features: FriendFinder.com

We offer a wide range of social networking features from photo sharing to blogging

Advertisement

Account summary

Cupid Report
Notification of a person matching your ideal description becoming a member

Account editing options

Photo, Video and Voice Sharing
Access other users' galleries and upload yours



eho
Enhancement Formula for Men
FriendFinder
Have fun, meet people, and find love.
Get a Private Chat Room!
Instant Messenger
Home
My Profile
Mail
Friends
Chat
Video
Get Local
Blogs
Groups
My Favorites
Search
Friend Finder
See Who's Online Now!
Recent New Member Photo Gallery!
Quick Searches
Members Near Me
Most Popular Members
Popular Member Photos
Meet our VIPs!
Latest Voice Intros
Close Birthdays
Rate Photos
Members with Top Kudos
Full Search
Browse
Member Videos
Popular Member Videos
Recent Member Videos
Record My Video Intro
Manage My Video Intro
Join Our Other Dating Communities
My New Matches
Who's Viewed Me?
My Friends Network
UPGRADE NOW!
Upgrade and get:
Unlimited contacts
Advanced searches
Faster profile reviews
More responses
Much more!
Upgrade NOW
My Account Settings
Chat with People:
Join a Chat Room
Launch Instant Messenger
Member Blogs
Relationship Magazine
Groups
Get Bling!
Fun Stuff

Chat, Instant Messaging
Two types of instant messaging systems are available: a standard service and a faster Flash system, which offers extra options such as live video and sound

Search results
Online members and new members' photos

Blogs

Online Magazine

Quick Search

Groups
Join groups of people with similar interests

Other features include contextual search, contests, friends network, "get local" service, loyalty program, newsletter, online magazines, etc.

FriendFinder Networks

* The image above is a representative duplication of such webpage and not an exact screen shot as it would appear to a person accessing the webpage through the internet.

Constant Innovation

We continue to use our existing platforms to successfully create new organic sources of revenue and to set the bar for next-generation social interaction entertainment

New Social Networking and Live Video

- We continue to launch new social networking and live video sites focused on developing subsets of the social media world to drive organic growth of subscribers and revenues

GET It ON℠

- Launched in June 2009 with the introduction of enhanced text searches
- Rapidly grew revenue to over 5% of total social networking revenue
  - Hit run-rate monthly revenue of over $1mm by May 2010, less than 12 months since launch
- Currently our 6th ranked website in terms of registrants since inception

NoStringsAttached.com℠

- Launched in November 2010 to target the growing "cheat site" audience
- Experiencing similar revenue growth trajectory as Get it On
  - Currently generating over $100k per month and growing
- Currently growing net subscriber additions by over 30% a month

StripShow.com℠

- Launched in November 2010 as a low cost "group viewing" approach to live video
- Rapid revenue growth
  - Currently generating over $100k per month and growing
- Significant opportunity for continued growth without cannibalizing existing Cams products
  - Currently represents 18% of total Cams' registrants but only 2% of Cams revenue

Social and Mobile Gaming

- Big Ego Games is a newly formed subsidiary of FFN dedicated to producing games in the growing social networking and mobile gaming industry
- "*Yarr!*", the first release from Big Ego Games, is a browser-based pirate game accessible through Facebook as well as its own standalone site

FriendFinder Networks

Entertainment Business

Our entertainment business consists of three groups:

Magazine Publishing

- We publish several themed magazines and digests
- Flagship lifestyle magazine supports licensing and our Internet properties
- Approximately 19,500 news outlets carry Penthouse magazine worldwide

Broadcasting

- We produce professionally generated original adult video and pictorial content in standard and high-definition, including 3D
- We broadcast our content through a wide range of broadcast distribution channels including cable, satellite, IPTV and mobile

Licensing of Penthouse Brand

- We license consumer products worldwide including: books, apparel, accessories, lingerie, shoes, and novelties
- 11 licensed venues worldwide
- We license magazines and television channels using our brand names internationally

Broadcasting Segment Detail

The Broadcasting division is a key segment for promoting the FriendFinder and Penthouse brands globally

Overview

- We have global access to over 300 million households
- We operate on over 30 platforms globally
- Our content is aired in over 20 different countries across the globe
- We run 7 independent channels as well as provide significant content for third party broadcasters
  - In 3Q09 we launched three HD channels by satellite servicing Europe and the Middle East
  - In 1Q11 we launched two 3D channels in Europe
- We produce approximately 40 hours of original content per month

Penthouse 3D


PENTHOUSE 3D
Real
Stars


PENTHOUSE 3D

- On March 1, 2011 Penthouse launched the world's first adult 3D channel
  - Features 100 percent full 3D native HD content
  - Programming includes softcore and hardcore content
- The strategic move into 3D represents a "global" branding initiative that underscores our desire to embrace the most advanced technologies available

Our Strategy

Our goal is to enhance revenue opportunities while improving our profitability. We plan to achieve these goals using the following strategies:

Continue to convert visitors, registrants and members to subscribers or paid users	▪ Utilize our superior affiliate network and marketing to drive traffic to new and existing sites ▪ Continually evaluate, add and enhance features on our websites to improve users' experience ▪ Adaptive pricing strategy to maximize revenue
Diversify offering and penetrate new communities of interest	▪ Launch new social networking websites ▪ Launch content-driven "tube" websites ▪ Enter into strategic relationships and launch complementary FriendFinder branded websites
Monetize foreign markets	▪ 73.5% of our members are outside the US, while non-US net revenue accounts for ~50% of total net revenue ▪ Work with local partners to create new social networking platforms ▪ Utilize alternative payment mechanisms to cover emerging markets with low credit card penetration
Pursue targeted acquisitions	▪ Social networking websites ▪ Owners, creators and distributors of content ▪ Payment processing and advertising businesses
Generate advertising revenue	▪ Roll out advertising platform to select social networking sites in 2011 ▪ Target general audience websites which currently have lower ARPU and conversion rates than our adult sites ▪ Allow advertisers to achieve superior results from their preferred demographic and interest groups

Financial Highlights

Substantial margin expansion, growing from 23% to 30%

Adjusted Operating Results[1]



400
350
300
250
200
150
100
50
0
($mm)
$333
$76
$350
$91
$328
$102
$346
$105
2007
2008
2009
2010
Revenue
Adjusted EBITDA

2007
- Acquired Various Inc. December 2007
- 11 months under previous owners

2008
- New management developed analytical tools to evaluate customers and focus on ROI improvements
- Improved merchant banking relationships
- Implemented new affiliate pay plans

2009
- Eliminated $22mm of unprofitable revenue, generating $11mm of incremental EBITDA
- ALNR per subscriber increased 13% to over $75

2010
- Increased affiliate and advertising spend at beginning of year to obtain additional subs
- Maintained higher margins while returning to year-over-year top line growth (5.5% for 2010)

Note:
1. 2007 figures pro forma for the acquisition.

FriendFinder Networks

2010 Financials

($mm)	2009	2010	Y-o-Y
Net revenue	$328	$346	6%
Cost of revenue	92	110	20%
Gross profit	$236	$236	--%
Operating expenses:			
Product development	14	13	(5%)
Selling and marketing	43	37	(13%)
General and administrative	77	80	4%
Amortization	35	24	(31%)
Depreciation	5	5	(4%)
Impairment of Intangible Assets	4	5	17%
Total operating expenses	$178	$164	(8%)
Income (loss) from operations	$58	$72	24%
Net Loss	($41)	($43)	(5%)
Adjusted EBITDA	**$102**	**$105**	3%
Adjusted EBITDA margin	*31%*	*29%*	

- **Net Revenue** – increase in revenue due to
  - Increase in social networking subscribers
  - Continued growth in Cams business
- **Cost of revenue** – significant increase in affiliate commissions in early 2010 implemented to drive subscriber growth
- **Selling and marketing** – ongoing optimization of ad buy expenses
- **General and administrative** – Includes a $3.5mm increase in merchant processing expenses, due to higher costs to process our transactions, and a $2mm increase in general corporate expenses
  - Offset by a $1.4mm reduction in legal expenses
- **Adjusted EBITDA** – increase in EBITDA due to
  - Increase in revenue and reduction in operating expenses, in particular marketing expenses

FriendFinder Networks

Capital Structure Overview

- On October 27, 2010 FFN successfully completed a refinancing of its entire capital structure, simplifying into three tranches of debt
- On May 5, 2011 FFN repaid $9.8 million of its New First Lien and Cash Pay Second Lien on a pro rata basis under the excess cash flow covenant
- On May 11, 2011 successfully priced its IPO using net proceeds of $43.5 million to repay $39.5 million of its New First Lien and Cash Pay Second Lien notes on a pro rata basis

Pro Forma Capital Structure

December 31, 2010	
New First Lien Notes (S&P B)	$305,000
New Cash Pay Second Lien Notes (S&P CCC+)	13,778
New PIK Second Lien Notes [1] (S&P CCC+)	237,210
Total Debt	$555,987
Credit Statistics: [4]	
Total Leverage	5.3x
First Lien Leverage	2.9x
Cash Pay Debt Leverage	3.0x
Net Leverage	**4.9x**
Cash Interest Coverage	**2.4x**

March 31, 2011 - Pro Forma for May ECF Payment and IPO	
New First Lien Notes [2] (S&P B)	$243,785
New Cash Pay Second Lien Notes [3] (S&P CCC+)	11,013
New PIK Second Lien Notes [1] (S&P CCC+)	237,210
Total Debt	$492,007
Credit Statistics: [4]	
Total Leverage	4.4x
First Lien Leverage	2.2x
Cash Pay Debt Leverage	2.3x
Net Leverage	**4.1x**
Cash Interest Coverage	**3.1x**

Notes:
1 Coupon must be paid-in-kind for so long as any New First Lien Notes remain outstanding. Reflects $4.7mm of PIK interest issued on 12/31/10.
2 Reflects $14.1mm of principal reduction from excess cash flow payments made in 1Q. Reflects $37.8mm of principal reduction from IPO proceeds.
3 Reflects $0.6mm of principal reduction from excess cash flow payments made in 1Q. Reflects $1.7mm of principal reduction from IPO proceeds.
4 Leverage statistics base on LTM 03/31/11 EBITDA. Cash Interest based on annualized interest expense for the New First Lien and Cash Pay Second Lien Notes.

FriendFinder Networks

Pro Forma Free Cash Flow Analysis

- LTM figures as of March 31, 2011
- Debt balances pro forma for $9.8 million and $39.5 million principal reduction from the May 5 excess cash flow payment and the May 11 IPO proceeds, respectively

Pro Forma LTM Free Cash Flow ($mm)



$112
($4)
($34)
($2)
$72
Adjusted LTM EBITDA
LTM Capex
Cash Interest - PF First Lien
Cash Interest - PF Cash Pay Second Lien
Cash Available for Future Debt Reduction

FriendFinder Networks

Investment Considerations

We are a leading internet-based social networking company operating several of the most heavily visited websites in the world

- Large and Diverse User Base Attractive to New and Existing Users
- History of Successful Deleveraging
- Tremendous Scale and Operating Leverage
- Paid Subscriber-Based Social Networking Model
- Large and Difficult to Replicate Affiliate Network
- Proprietary and Scalable Technology Platform and Business Model
- Brand Recognition and Compelling Content